188 P1 12/15

SUPPLEMENT DATED DECEMBER 10, 2015

TO THE PROSPECTUS DATED JANUARY 1, 2015, AS SUPPLEMENTED, OF

TEMPLETON CHINA WORLD FUND

Effective January 1, 2016, the Prospectus is amended as follows:

I.      The “Fund Summary – Portfolio Managers” section beginning on page 7 is replaced in its entirety with the following:

Portfolio Managers

Eddie Chow, CFA   Investment Analyst of Asset Management and portfolio manager of the Fund since 2002.

Mark Mobius, Ph.D.   Executive Chairman of Templeton Emerging Markets Group, Portfolio Manager of Asset Management and portfolio manager of the Fund since inception (1993).

II.    The description of the portfolio management team under the “Fund Details – Management ” section beginning on page 18 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

Eddie Chow, CFA   Investment Analyst of Asset Management

Mr. Chow has been a portfolio manager of the Fund since 2002, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1994.

Mark Mobius, Ph.D.   Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management

Dr. Mobius has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement for future reference.

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